                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                             [Amendment No. _____ ]

Filed by the Registrant:                        [X]
Filed by a Party other than the Registrant:     [_]

Check the appropriate box:


[_]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              UWHARRIE CAPITAL CORP
                        ---------------------------------
                (Name of Registrant as Specified in Its Charter)

                                     ____
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):___________________________________________________________

     (4) Proposed maximum aggregate value of transaction:_______________________

     (5) Total fee paid:________________________________________________________

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid: _________________________________________

         (2)   Form, Schedule or Registration Statement no.: ___________________
         (3)   Filing Party: ___________________________________________________

         (4)   Date Filed: _____________________________________________________

                              UWHARRIE CAPITAL CORP
                             134 North First Street
                         Albemarle, North Carolina 28001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

NOTICE is hereby given that the Annual Meeting of Shareholders of Uwharrie Capital Corp (the "Company") will be held as follows:

                  Place:  Stanly County Agri-Civic Center
                          26032 Newt Road
                          Albemarle, North Carolina

                  Date:   April 30, 2002

                  Time:   5:30 p.m. - Dinner
                          7:00 p.m. - Business Meeting

         The purposes of the meeting are:

         1.       To elect six directors to three year terms;

         2. To ratify the appointment of Dixon Odom PLLC as the Company's independent public accountants for 2002; and

         3. To transact such other business as may properly be presented for action at the meeting.

YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. THE GIVING OF AN APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.

                                          By Order of the Board of Directors

                                          Roger L. Dick
                                          Chief Executive Officer

April 2, 2002

                              UWHARRIE CAPITAL CORP
                             134 North First Street
                         Albemarle, North Carolina 28001
                                 (704) 982-4415

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Uwharrie Capital Corp (the "Company") of appointments of proxy for use at the annual meeting of the Company's shareholders (the "Annual Meeting") to be held on Tuesday, April 30, 2002, at 7:00 p.m., in the Stanly County Agri-Civic Center, 26032 Newt Road, Albemarle, North Carolina, and at any adjournments thereof. The Company's proxy solicitation materials are being mailed to shareholders on or about April 2, 2002.

Voting of Proxies

         Persons named in the enclosed appointment of proxy as proxies (the "Proxies") to represent shareholders at the Annual Meeting are Roger L. Dick, Ronald B. Davis and Christy D. Stoner. Shares represented by each appointment of proxy which is properly executed, returned and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, such shares will be voted "FOR" the election of each of the six nominees for director named in Proposal 1, and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will be authorized to vote for a substitute nominee. On such other matters as may come before the meeting, the Proxies will be authorized to vote in accordance with their best judgment.

Record Date

         The close of business on March 19, 2002, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

         The Company's voting securities are the shares of its common stock, par value $1.25 per share, of which 5,868,174 shares were issued and outstanding on December 31, 2001. There were approximately 2,154 holders of record of the Company's common stock on that date.

Voting Procedures; Votes Required for Approval

         At the Annual Meeting, each shareholder will be entitled to one vote for each share held of record on the Record Date on each matter submitted for voting and, in the election of directors, for each director to be elected. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors. In the election of directors, the six nominees receiving the highest number of votes will be elected.

         For Proposal 2 to be approved, a majority of the shares represented in person and by proxy and entitled to vote at the Annual Meeting must be voted in favor of approval. Abstentions and broker non-votes will have no effect in the voting on this proposal.

Revocation of Appointment of Proxy

         Any shareholder who executes an appointment of proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company either an instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

         The Company will pay the cost of preparing, assembling and mailing this Proxy Statement. Appointments of proxy also may be solicited personally or by telephone by the directors, officers and employees of the Company and its subsidiaries without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to beneficial owners.

Authorization to Vote on Adjournment and Other Matters

         By signing an appointment of proxy, shareholders will be authorizing the Proxies to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional appointments of proxy or to provide additional information to shareholders. However, appointments of proxy voted against the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Beneficial Ownership of Securities by Directors

         As of December 31, 2001, there were no persons who were known to management of the Company to beneficially own more than 5% of the Company's common stock. The following table lists the individual beneficial ownership of the Company's common stock as of December 31, 2001, by the Company's current directors and nominees for director, and by all current directors, nominees and executive officers of the Company as a group. No current director or executive officer owned more than 1% of the shares outstanding on December 31, 2001. Current directors standing for reelection, new nominees and executive officers as a group beneficially owned 8.80% of the shares outstanding or options exercisable by members of the group on such date.

                                          Amount and
                                          Nature of
Name and Address                          Beneficial
of Beneficial Owner                   Ownership /(1, 2)/
-------------------                   ------------------

Charles E. Allen                           2,929(3)
Badin, NC

Cynthia H. Beane                          22,926(4)
Albemarle, NC

Joe S. Brooks                             19,499
Albemarle, NC

Ronald T. Burleson                        15,344(5)
Richfield, NC

Bill C. Burnside, D.D.S.                  10,478(6)
Albemarle, NC

Gail C. Burris                             1,309(7)
New London, NC

David M. Jones, D.V.M.                     2,184
Asheboro, NC

Kyle H. Josey                                819
Norwood, NC

B. Franklin Lee                            4,370
Norwood, NC

James F. Link, D.V.M.                     11,709(8)
New London, NC

Joyce H. Little                            1,322
Oakboro, NC

Buren Mullis                              32,781
Locust, NC

John P. Murray, M.D.                      16,743
Albemarle, NC

Kent E. Newport                            3,599(9)
Albemarle, NC

George T. Reaves                           8,795
Mt. Gilead, NC

A. James Russell                           2,405
Albemarle, NC

Don M. Russell                             1,030
Locust, NC

                                                                Amount and
                                                                Nature of
                       Name and Address                         Beneficial
                       of Beneficial Owner                  Ownership /(1, 2)/
                       -------------------                  ------------------

                       Hugh E. Wallace                            58,176
                       Wadesboro, NC

                       All current directors standing
                       for reelection, new nominees
                       for director and executive                516,442
                       officers as a group (21
                       persons) /(10)/


(1) Except as otherwise noted, to the best knowledge of management of the Company, the individuals named or included in the group above exercise sole voting and investment power with respect to all shares shown as beneficially owned. The calculations of the percentage of class beneficially owned by each individual are based on a total of 5,868,174 shares currently outstanding plus the number of shares capable of being issued to that individual (if any) within 60 days upon the exercise of stock options held by that individual (if any).

(2) Includes shares over which the named individual shares voting and investment power as follows: Mr. Allen - 26 shares; Mr. Brooks - 8,115 shares; Dr. Burnside - 8,380 shares; Dr. Link - 8,741 shares; Dr. Murray - 12,763 shares; Mr. J. Russell - 396 shares; and Mr. Wallace - 58,176 shares.

(3)      Includes 217 shares held by Mr. Allen as custodian for minor children.

(4) Includes 21,903 shares held by Ms. Beane as independent trustee for the Raymond J. Miller Charitable Remainder Unitrust.

(5)      Includes 764 shares held by Mr. Burleson's spouse.

(6) Includes 1,267 shares held by Dr. Burnside as custodian for minor child and 395 shares held by Dr. Burnside's spouse.

(7)      Includes 436 shares held by Ms. Burris' spouse.

(8)      Includes 873 shares held by Dr. Link's spouse.

(9) Includes 2,038 shares held by Mr. Newport as custodian for minor children.

(10) Includes an aggregate of 266,347 shares which executive officers included in the group could purchase under stock options exercisable within 60 days and 4,196 shares granted under the Uwharrie Capital Corp Stock Ownership Plan and Trust (the "ESOP").

Reports of Changes in Beneficial Ownership

     Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company's common stock. To the knowledge of the management of the Company based upon information supplied to the Company by the directors and executive officers, all required reports of directors and executive officers of the Company have been timely filed.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

     The Company's Bylaws provide for a Board of Directors composed of 18 members divided into three classes, each consisting of six directors who are elected to terms of three years. Each year the terms of six directors expire and six persons are elected as directors for new three-year terms. The Board of Directors intends to nominate the six persons named below for election by shareholders at the Annual Meeting as directors of the Company for three-year terms or until their respective successors are duly elected and qualified.

                                              Year in Which
                                              First Elected/
                                Position        Proposed
                                 with              Term                      Principal Occupation
Name and Age                    Company         Expires(1)     and Business Experience For Past Five Years
------------                    -------         ----------     -------------------------------------------
Charles E. Allen                   --          New Nominee     Consultant, Penta Engineering, Charlotte, NC,
(57)                                              2005         2001-Present; Operations Manager, Alcoa Power
                                                               Generating, Inc., Knoxville, TN, 1998-2001; Chief
                                                               Power Dispatcher, Yadkin, Inc., Badin, NC, 1972-1998

Cynthia H. Beane                Director        1996/2005      Cynthia H. Beane, CPA, Albemarle, NC (certified
(53)                                                           public accountant)

Kyle H. Josey                   Director        1999/2005      Owner, Josey & Josey Accountants, Albemarle, NC
(50)                                                           (accounting services)

B. Franklin Lee                    --          New Nominee     Owner, Franklin Lee Farm, Norwood, NC (cotton,
(50)                                              2005         grain, and beef cattle)

Joyce H. Little                 Director        1999/2005      Vice President/Secretary/Treasurer, Wiley Little
(59)                                                           Drywall, Inc.; Mayor, Oakboro, NC

Don M. Russell                     --          New Nominee     President, Rusco Fixture Co., Inc., Oakboro, NC
(59)                                              2005         (manufacturer of wood fixtures for stores)

(1) The year first elected indicates the year in which each individual was first elected a director of the Bank of Stanly, Anson Bank & Trust Co., or the Company, as applicable, and does not reflect breaks in certain of the named individuals' tenures as directors of the Bank of Stanly, Anson Bank & Trust Co., or the Company, as applicable.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE
                                                               ---
NOMINEES NAMED ABOVE.

Incumbent Directors

     The Company's current Board of Directors includes 12 directors whose terms will continue after the Annual Meeting. The following table contains information about those 12 incumbent directors.

                                                  Year in Which
                                  Position       First Elected/
                                    with          Current Term                    Principal Occupation
Name and Age                       Company         Expires (1)      and Business Experience For The Past Five Years
-------------                      -------         -------          -----------------------------------------------
Joe S. Brooks                     Director          1997/2003       Partner, Brothers Precision Tool Company, Albemarle,
(52)                                                                NC (tool and die shop)

Ronald T. Burleson                Director          1997/2003       Partner, Thurman Burleson & Sons Farm, Richfield, NC
(52)                                                                (farming - cotton and grain); Partner, Rolling Hills
                                                                    Gin, LLC (cotton gin)

Bill C. Burnside, D.D.S. (52)     Director          1998/2004       Bill Burnside, D.D.S., Albemarle, NC
                                                                    (dentistry)

Gail C. Burris                    Director          1998/2004       Owner and Manager, Rosebriar Restaurant,
(47)                                                                Albemarle, NC

David M. Jones, D.V.M.            Director          1998/2004       Director, North Carolina Zoological Park, Asheboro, NC
(57)                                                                (NC Department of Environment and Natural Resources)

James F. Link, D.V.M.             Director          1997/2003       Veterinarian and Owner, North Stanly Animal Clinic,
(49)                                                                New London, NC (small animal medicine/surgery)

Buren Mullis                      Director          1998/2004       Retired; previously, Vice President and General
(68)                                                                Manager of Sundrop Bottling Co., Inc., Concord, NC

John P. Murray, M.D.              Director          1996/2004       Retired; previously, Physician and owner, Albemarle
(60)                                                                Ear, Nose and Throat, Albemarle, NC

Kent E. Newport                   Director          1997/2003       President, KDC, Inc. DBA Coy's Laundromat, Albemarle,
(41)                                                                NC (coin laundry and self-service carwash)

George T. Reaves                  Director          1997/2003       Retired; previously, Vice President Traffic and
(74)                                                                Transportation, Collins & Aikman Corporation,
                                                                    Albemarle, NC (manufacturer of automotive fabrics,
                                                                    upholstery, yarns)

A. James Russell                  Director          1997/2003       Construction Manager, J.T. Russell & Sons, Inc.,
(47)                                                                Albemarle, NC (highway heavy utility construction)

Hugh E. Wallace                   Director          2001/2004       President, Anson Apparel Company, Wadesboro, NC
(66)                                                                (textile manufacturing); Treasurer, Anson Apparel III,
                                                                    Wadesboro, NC (textile manufacturing)

(1) The year first elected indicates the year in which each individual was first elected a director of the Bank of Stanly, Anson Bank & Trust Co., or the Company, as applicable, and does not reflect breaks in certain of the named individuals' tenures as directors of the Bank of Stanly, Anson Bank & Trust Co., or the Company, as applicable.

Director Compensation

     During 2001, each director received a fee of $200 for each Board of Directors meeting attended and $100 for attendance at each meeting of a committee.

     During 1994, the Company adopted a plan under which individual directors may elect each year to defer receipt of all or a designated portion of their fees for that year. Amounts so deferred earn interest at rates tied to market indices selected quarterly by the plan administrators, and such amounts become payable in the future (in a lump sum or installments) as specified by the director at the time of his or her deferral election. During 2001, Directors Brooks, Jones, Link, Lowder, Mullis, Reaves, Russell, and Wallace deferred compensation pursuant to such plan.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company held eight regular meetings and two special meetings during 2001. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and of any committees on which he or she served.

     The Company's Board of Directors has several standing committees, including a Personnel/Stock Option Committee, a Nominating Committee, and an Examining Committee.

     Human Resources Committee. In January 2002, the Personnel/Stock Option Committee changed its name to the Human Resources Committee. The current members of the Human Resources Committee which performs the functions of the Compensation Committee are Cynthia H. Beane - Chair, Ronald T. Burleson, Kyle H. Josey, James F. Link, D.V.M., W. Chester Lowder, and A. James Russell. The Human Resources Committee is authorized to make recommendations to the Board relating to total compensation of all officers and to establish personnel policies for the Company and its subsidiaries. The Human Resources Committee also administers the Company's stock option plans. The Personnel/Stock Option Committee met once during 2001.

     Nominating Committee. The current members of the Nominating Committee are James F. Link - Chair, Bill C. Burnside, D.D.S., Joyce H. Little, and Douglas V. Waddell. The Nominating Committee recommended the six nominees listed above to the Board of Directors. The Nominating Committee met four times in 2001. Recommendations of nominee candidates by shareholders for the 2003 Annual Meeting should be submitted in writing to the Chief Executive Officer of the Company by September 30, 2002, and should be accompanied by a statement of each candidate's qualifications and willingness to serve as a director.

                        Report of the Examining Committee

     The Examining Committee of the Company is responsible for receiving and reviewing the annual audit report of the Company's independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Company's and its subsidiaries' internal audit programs. The Examining Committee has a written charter. The Examining Committee met four times during 2001.

     During the course of its examination of the Company's audit process in 2001, the Examining Committee reviewed and discussed the audited financial statements with management. The Examining Committee also discussed with the independent auditors, Dixon Odom PLLC, all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Examining Committee received from Dixon Odom PLLC disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended and discussed such information with Dixon Odom PLLC.

     Based on the review and discussions above, the Examining Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     The Company is not a member of any exchange. However, the Examining Committee members are "independent" as defined by the Nasdaq listing standards.

     The Examining Committee has considered whether the principal accountant's provision of other non-audit services to the Company is compatible with maintaining independence of Dixon Odom PLLC. The Examining Committee has determined that it is compatible with maintaining the independence of Dixon Odom PLLC.

     This report is submitted by the 2001 Examining Committee: George T. Reaves
- Chair, Joe S. Brooks, Bill C. Burnside, D.D.S., Gail C. Burris, Hugh E. Wallace, Anita E. Blair, Bank of Stanly Board Representative, Eugene M. Ward, Anson Bank & Trust Co. Board Representative, and Michael E. Snyder, The Strategic Alliance Corporation Board Representative.

Executive Officers

     The following table contains information about the current executive officers of the Company, Anson Bank & Trust Co., the Bank of Stanly and its subsidiary, The Strategic Alliance Corporation.

                                                                                                 Employed
  Name and Age             Current Positions with Company and/or Subsidiary                        Since
  ------------             ------------------------------------------------                        -----
  Roger L. Dick            Chief Executive Officer of the Company                                  1983
  (51)

                                                                                                  Employed
  Name and Age             Current Positions with Company and/or Subsidiary                         Since
  ------------             ------------------------------------------------                         -----
  Ronald B. Davis          President of the Company, President and Chief Executive Officer of       1997
  (54)                     the Bank of Stanly, and President and Chief Executive Officer of
                           Anson Bank & Trust Co.

  Christy D. Stoner        President and Chief Executive Officer of The Strategic Alliance          1991
  (37)                     Corporation

Executive Compensation

     The following table shows for 2001, 2000, and 1999 the compensation paid to or received or deferred by the executive officers of the Company and its direct and indirect subsidiaries. No other current executive officers received compensation for the years indicated which exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                        Annual Compensation      Long-Term Compensation
                                                                        -------------------      ----------------------
                                                                                                         Awards
                                                                                                         ------
                                                                                                                              All
                                                                                                                             Other
                                                                                                                            Compen-
                                                                              Salary      Bonus          Options            sation
Name and Principal Position                                          Year     ($)(1)      ($)(2)          (#)(3)            ($)(4)
---------------------------                                          ----     ------      -----           ------            ------
Roger L. Dick, Chief Executive Officer of the Company                2001     157,833     20,404              -0-            5,100
                                                                     2000     165,298     49,610              -0-            5,250
                                                                     1999     135,163     38,258          54,100             4,863

Ronald B. Davis, President of the Company; President and Chief       2001     157,833     20,404              -0-            3,300
Executive Officer of the Bank of Stanly and Anson Bank & Trust Co.   2000     158,802     49,595              -0-            5,250
                                                                     1999     135,163     38,268          72,000             3,010

Christy D. Stoner, President and Chief Executive Officer of          2001     118,583     14,829              -0-            3,600
The Strategic Alliance Corporation                                   2000     117,572     34,878              -0-            3,442
                                                                     1999     84,167      19,208          69,400             2,584

(1) Includes amounts deferred at the officers' election pursuant to the Company's Section 401(k) savings plan.

(2) Includes all cash bonuses received for each year. At the end of each year the Company's Board of Directors may approve the payment of annual cash bonuses to individual officers based on the Company's results of operations and their individual performance during the year. The payment and amounts of any such bonuses are determined by the Company's Board of Directors. In addition to discretionary cash bonuses, the Company maintained an incentive plan under which, at the end of each calendar quarter, each of certain officers and employees could receive a cash bonus (equal to 5.0% of their quarterly salary) if the Company's financial performance for that quarter equaled or exceeded budgeted amounts.

(3) The number of shares covered by options increased as a result of a 3% stock dividend declared in December 1996, a 5% stock dividend in 1997, a 2-for-1 stock split in 1998, and 3% stock dividends declared in November 1999, 2000, and 2001.

(4) Consists entirely of the Company's contributions on behalf of the executive officers to the Company's Section 401(k) savings plan.

Stock Options

     The following table contains information with respect to stock options exercised during 2001 and held at December 31, 2001 by Roger L. Dick, Ronald B. Davis and Christy D. Stoner.

                       AGGREGATED OPTION EXERCISES IN 2001
                           AND YEAR-END OPTION VALUES

                                                       Number of Securities              Value of Unexercised
                                                      Underlying Unexercised             In-the-Money Options
                                                      Options at 12/31/01 (#)             at 12/31/01 ($)(1)
                                                      -----------------------             ------------------
                          Shares
                       Acquired on      Value
                         Exercise      Realized
Name                       (#)           ($)       Exercisable     Unexercisable    Exercisable     Unexercisable
----                       ---           ---       -----------     -------------    -----------     -------------
Roger L. Dick             11,575        30,706       118,624          11,484          174,566           3,629
Ronald B. Davis            9,674        19,551        82,273          15,285           26,761           4,830
Christy D. Stoner             -0-           -0-       65,450          14,732           20,918           4,655

(1) Represents the aggregate fair market value at December 31, 2001 (based on a trading price of $5.50 per share) of shares underlying unexercised options held on that date, minus the aggregate exercise or purchase price of those shares.

Employee Stock Ownership Plan

     On January 1, 1999, the ESOP became effective. Under the ESOP, all employees who have been employed by the Company or any of its direct or indirect subsidiaries for one year and attained the age of 18 are eligible to participate. Pursuant to the ESOP, 224,726 dividend adjusted shares were placed in trust with Roger L. Dick, Ronald B. Davis, Christy D. Stoner, Lorelei V. Misenheimer, Jacqueline S. Jernigan and Barbara S. Williams as trustees. In 2001, 65,000 shares were allocated to employees under the ESOP.

Transactions with Management

     The Bank of Stanly, Anson Bank & Trust Co., and The Strategic Alliance Corporation have had, and expect to have in the future, banking transactions in the ordinary course of business with certain of the directors and executive officers and their associates of the Company and its direct and indirect subsidiaries. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

             PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors has appointed the firm of Dixon Odom PLLC, Certified Public Accountants, as the Company's independent accountants for 2002, and a proposal to ratify that appointment will be submitted for shareholder approval at the Annual Meeting.

     The Company has paid Dixon Odom PLLC fees in connection with its assistance in the Company's annual audit and review of the Company's financial statements. Sometimes, the Company engages Dixon Odom PLLC to assist in other areas of financial planning. The following table sets forth the fees paid to Dixon Odom PLLC in various categories in 2001.

     Category                                                       Amount Paid
     --------                                                       -----------

     Audit Fees:                                                        $51,400
     Financial Information System Design and Implementation Fees:            --
     All Other Fees:                                                     25,300
                                                                        -------
     Total Fees Paid:                                                   $76,700
                                                                        =======

     A representative of Dixon Odom PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION
                                                               ---
OF THE APPOINTMENT OF DIXON ODOM PLLC AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2002.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly be presented for action at the Annual Meeting, the Proxies, or their substitutes, will be authorized to vote shares represented by appointments of proxy according to their best judgment.

                            PROPOSALS OF SHAREHOLDERS

     Any proposal of a shareholder which is intended to be presented at the Company's 2003 Annual Meeting must be received by the Company at its main office in Albemarle, North Carolina, no later than November 17, 2003, to be considered timely received for inclusion in the proxy statement and appointment of proxy to be distributed in connection with that meeting. If a proposal for the 2003 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Company by February 15, 2003 for it to be timely received for consideration. The Company will use its discretionary authority for any proposals received thereafter.

REVOCABLE PROXY

                              UWHARRIE CAPITAL CORP
                             134 North First Street
                         Albemarle, North Carolina 28001



                              APPOINTMENT OF PROXY
                         SOLICITED BY BOARD OF DIRECTORS

         The undersigned hereby appoints Roger L. Dick, Ronald B. Davis and Christy D. Stoner (the "Proxies"), or any of them, as attorneys and proxies, with power of substitution, to vote all outstanding shares of the common stock of Uwharrie Capital Corp (the "Company") held of record by the undersigned on March 19, 2002, at the Annual Meeting of Shareholders of the Company to be held at the Stanly County Agri-Civic Center at 26032 Newt Road, Albemarle, North Carolina, at 7:00 p.m. on April 30, 2002, and at any adjournments thereof:

1. ELECTION OF DIRECTORS: Proposal to elect six directors of the Company for three year terms or until their successors are duly elected and qualified.

         _____  FOR all nominees listed below    _____  WITHHOLD AUTHORITY
                (except as indicated otherwise          to vote for all nominees
                below)                                  listed below

                Nominees:


                     Charles E. Allen
                     Cynthia H. Beane
                     Kyle H. Josey
                     B. Franklin Lee
                     Joyce H. Little
                     Don M. Russell

         (Instruction: To withhold authority to vote for one or more nominees, write that nominee's name on the line provided.)
         ______________________________________________________________________

2.       RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS:
         Proposal to ratify the appointment of Dixon Odom PLLC as the Company's independent accountants for 2002.

              _____  FOR      _____ AGAINST       _____ ABSTAIN

3. OTHER BUSINESS: The Proxies are authorized to vote the shares represented by this Appointment of Proxy according to their best judgment on such other matters as may be presented for action at the Annual Meeting.

         THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 ABOVE AND "FOR" PROPOSAL 2 ABOVE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 FOR ANY REASON HAVE BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS DIRECTORS, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.




                               Date:_______________________, 2002



                               ______________________________________(SEAL)
                               (Signature)


                               ______________________________________(SEAL)
                               (Signature, if shares held jointly)

                               Instruction: Please sign above exactly as your
                                                              -------
                               name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or
                                                       ----
                               other persons signing in a representative capacity should indicate the capacity in which they are signing.

                PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS
                ------------------------------------------------
                       PROXY CARD IN THE ENCLOSED ENVELOPE
                       -----------------------------------

                                        2